

Akoustis Technologies, Inc.

Corporate Presentation
August 2017

rev e

AKOUSTIS TECHNOLOGIES

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY

FORWARD - LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "forecast," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. You should be aware that the forward-looking statements included herein represent management's current judgment and expectations, but our actual results, events and performance could differ materially from those expressed or implied by forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as is required under U.S. federal securities laws. Akoustis's business is subject to numerous risks and uncertainties, including those relating to fluctuations in our operating results, our dependence on a few large customers for a substantial portion of our revenue, a loss of revenue if contracts with the U.S. government or defense are canceled or delayed, our ability to implement innovative technologies, our ability to bring new products to market, achieve design wins versus our competitors and the rate of acceptance of our products in the market, the efficient and successful operation of our wafer fabrication and other facilities, our ability to adjust production capacity in a timely fashion in response to changes in demand for our products, our recent acquisition of STC-MEMS could disrupt our business and may not be successfully integrated, variability in manufacturing yields, our ability to retain the Trusted Foundry accreditation from the STC- MEMS acquisition, industry overcapacity, inaccurate product forecasts and corresponding inventory and manufacturing costs, dependence on third parties, our dependence on international sales and subcontract operations, our ability to attract and retain skilled personnel and develop leaders, our need for substantial additional funding may dilute our stockholders' ownership and cause us to incur debt and other contingent liabilities, fluctuations in the price of our common stock, our ability to protect our intellectual property, claims of intellectual property infringement and other lawsuits, security breaches and other similar disruptions compromising our information, and the impact of government or environmental regulations. These and other risks and uncertainties, which are described in more detail in Akoustis' most recent Annual Report on Form 10-K and in other reports and statements filed with the Securities and Exchange Commission, could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements.

THESE MATERIALS DO NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF ANY OFFER TO BUY, ANY SECURITIES OF AKOUSTIS, INC., OR OF ANY OTHER ENTITY WHATSOEVER. ANY REPRESENTATION TO THE CONTRARY SHOULD BE IGNORED.

MISSION – PROGRESS

Our mission | Revolutionize the RF filter for mobile wireless using patented, single crystal piezoelectric materials.

MAJOR PROGRESS SINCE 2014.

- **May '14** Company founded
- **Jul '14** First BulkONE® patents filed
- **May'15** Company goes public, $5.7M PIPE (OTCQB: AKTS),
- **May '15** First resonators, transfer process to Foundry partner
- **May '16** First single crystal AlN resonators
- **Apr '16** $3.6M PIPE
- **Jul '16** Produced world's first single-crystal BAW RF Filters
- **Aug '16** Agreements w/ Tier 1 Chinese RFFE Module MFR
- **Oct '16** Achieve milestone resonator Q=2914
- **Nov '16** First 2.5GHz, 3.7GHz single crystal filters
- **Dec '16** Add 2nd customer PO
- **Feb '17** Expanded IP portfolio including Patents Plus Applications
- **Feb '17** Closed $10.7M PIPE @ $5
- **Mar '17** Began trading on NASDAQ exchange (Nasdaq)



- **May '17** First 5.8GHz BAW demo wafer from N.Y. STC Fab
- **May '17** Added 3rd Customer PO
- **June '17** Closed Acquisition of 150-mm STC N.Y. Fab
- **May '17** Closed $5.96M PIPE @ $9
- **June '17** Added to the Russell 2000
- **Jul '17** John Kurtzweil named CFO, Former Qorvo VP and Sawtek Founder join AKTS Board (New)
- **Aug '17** First BAW product prototypes shipped from N.Y. Fab to Mobile Customer (New)

=Received Contract R&D award from National Science Foundation (NSF)

EXECUTIVE LEADERSHIP & PARTNERS



JEFF SHEALY
CEO, DIRECTOR

22YRS Industry Exp., RFMD (now Qorvo) Exec., MBA & PhD
Co-founded RF Nitro (sold to RFMD)

New



JOHN KURTZWEIL
CFO

Previous CFO at CREE, Wolfspeed, Extreme Networks; Cirrus Logic, ON Semiconductor



CINDY PAYNE
VP Finance & Corporate Controller

20YRS+ Industry Exp., Financial Mgmt., BSBA & CPA



MARK BOOMGARDEN
VP OPS

20YRS+ Industry Exp., Hi Tech Operations, BSEE



DAVID AICHELE
VP BUS DEV

22YRS+ Industry Exp., Hi Tech Sales & Mkt, BSEE & MBA



ROHAN HOULDEN
VP ENG

27YRS Industry Exp., Qorvo GM WiFi Bus., BSEE & MBA

University Partners | CORNELL | UCSB

Commercial Partners | NSF | National Science Foundation (NSF)

SEASONED BOARD MEMBERS



JERRY NEAL
CO-CHAIRMAN, DIRECTOR

Founded RFMD (now Qorvo), 35 YRS+ RF and Wireless Industry Experience



ART GEISS
CO-CHAIRMAN, DIRECTOR

Former VP Operations RFMD (now Qorvo), previous Alpha mgmt. (now Skyworks)



STEVE DENBAARS
DIRECTOR

Co-founded Nitres, Soraa, Soraa Laser Diode; UCSB Professor; Expert in III-N Materials



JEFF MCMAHON
DIRECTOR

Director at North Highland, 17 YRS+ Mgmt. Consulting Experience

New



SUZANNE RUDY
DIRECTOR

Former VP of Tax and Treasurer at Qorvo, UNC, UCSB degrees; Financial Expert

New



STEVE MILLER
DIRECTOR

Former President/CEO and Chairman at Sawtek. Former Director at TriQuint

RESONATORS & FILTERS ENABLE COMMUNICATION

Smartphone **RF Front End (RFFE)** is between the antenna and the digital baseband system.


4G LTE
lte
lte
Future
5G
RFFE
Switches
Filters
Amps
Akoustis' Focus
Resonators

Resonators are the building blocks of RF filters; blocks unwanted signals in the RFFE.

RF filter performance drives data speed, phone heat and battery life

RF FILTER LANDSCAPE

- Global mobile traffic growth requires increase in spectrum
- As spectrum allocation grows, the requirement for RF filters grows
- RF Filters are the only growing segment in RF frontend
- TAM suggests signal 'selectivity' valued over signal 'manipulation'


Source: Ericsson Mobility Report, 2016
Smartphone Data (ExaBytes/month)
50
40
30
20
10
0
2015
2016
2017
2018
2019
2020
2021


Source: Mobility Experts 2016
Annual Revenue ($B)
$25 B
$20 B
$15 B
$10 B
$5 B
$0 B
2015
2016
2017
2018
2019
2020
2021
RF Filter: fastest growing segment in RFFE
Filter
MIPI/CMOS Controllers
Antenna
Tuning
Switches
LNA
Power Amplifier

$8.3B MOBILE ACOUSTIC FILTER MARKET IN 2017

2017
(Estimate)


Mobile
Communications
$8.3B
Other
$2.2B
Industrial
Wireless
Comm.
Satcom
Military
Other

Wireless Infrastructure
Small Cells



Wi-Fi



Milcom/AESA
/JCREW



Source: Mobile Experts 2016, Akoustis, Dedalus Consulting 2015

$10.5B Total Acoustic RF Filter Market

$12.4B MOBILE ACOUSTIC RF FILTER MARKET IN 2021


$14
$12
$10
$8
$6
$4
$2
$0
2016
2021
BAW Filters (High Band)
2 Dominant Suppliers (Duopoly)
SAW Filters (Low Band)
Multiple Suppliers (Commodity)
~$2.9B
~$5.3B
Market for AKTS' patented, single-crystal piezoelectric BAW RF filter technology
BAW RF filter markets expected to grow from approx. $2.9 billion in 2017 to approx. $5.3 billion by 2021

Source: Mobile Experts 2016

- ❑ BAW segment is the fastest growing RF filter opportunity (>16% CAGR)
- ❑ Wide bandwidth, higher frequency innovation enables new BAW Player

ADVANTAGES OF AKTS SINGLE CRYSTAL BAW


>10W
Output Power (Watts)
Loss (dB)
Input Power (Watts)


Admittance (S)
3
3.1
3.2
3.3
3.4
3.5
3.6
3.7
Frequency (GHz)


Single Crystal Piezo
Substrate
Intensity (au)
Delay Time (ps)

High Thermal Conductivity

High Mechanical Coupling

High Sound Velocity

High power, wide bandwidth RF filters operating at high frequency



FILTERS IN SUB 6GHz SPECTRUM FOR 5G


Licensed Spectrum
>40 LTE TDD & FDD bands
Unlicensed Spectrum
New U-NII 5GHz Wi-Fi
0.4GHz
6GHz
Shared & Unlicensed Spectrum
2.3GHz Europe, 2.4GHz Wi-Fi, 3.5GHz USA
Potential New 5G Bands
Regions Looking at 3.3 to 4.9GHz


INFRASTRUCTURE FILTER TECHNOLOGY
Akoustis Focus
BAW
BAW Offers 6 to >40 Times Reduction in Size (2 to 6GHz range)
Ceramic
Cavity
BAW Offers >2 to 3 Times Improved Performance (2 to 6GHz range)
SAW
IPD
MOBILE FILTER TECHNOLOGY

AKOUSTIS TECHNOLOGIES

THREE CUSTOMER ENGAGEMENT ANNOUNCED

Customer #1 (Mobile 4G/LTE)


PRODUCT SUPPLY AGREEMENT

This Product Supply Agreement ("Agreement"), effective as of July 31, 2016 (the

STATEMENT OF WORK (SOW)
Highly Confidential

CONFIDENTIAL

JOINT DEVELOPMENT AGREEMENT (JDA)

This Joint Development Agreement (this "Development Agreement"), effective as of July 31, 2016 (the "Effective Date"), is made between the following parties:

AKOUSTIS TECHNOLOGIES, INC., a company duly incorporated under the laws of the State of Nevada, having its principal office located at 9805-H Northcross Center Court, Huntersville NC 28078 USA ("AKOUSTIS"), and

- ❑ Chinese RFFE Manufacturer
- ❑ Multiple agreements signed
- ❑ Approved supplier to Asia OEMs
- ❑ Strong channel established

Customer #2 (Non-mobile)


PURCHASE ORDER No. : [redacted] [redacted]

To
AKOUSTIS INC
HUNTERSVILLE NC 28078
USA
Vendor code: [redacted]
Vendor Fax:

Point of contact: [redacted]
Telephone:
Email:
Date Printed:
Order Date:

Currency: USD United States Dollar

Item	Part Number Description	UoM	Order Qty.	Unit Price	Net Value	Delivery Date

- ❑ $1B+ non-mobile company
- ❑ PO to develop BAW filter >3.5GHz
- ❑ Supports military radar application
- ❑ Additional filter design opportunities

Customer #3 (Non-mobile)


Purchase Order

Supplier Information
Supplier Number: [redacted]
AKOUSTIS INC
USA
Contact Name: [redacted]
Submit Invoice To

Information
Purchase Order No. [redacted]
Date Issued
Revised Date
Revision Number
Payment Terms
Incoterms
Business Code

- ❑ Fortune 500 company
- ❑ PO for BAW opportunity <1.5GHz
- ❑ Filter prototypes 2nd half CY2017
- ❑ Integrated design manufacturer (IDM)

Company NOW Delivering Product Prototypes from its NY Wafer Fab

AKOUSTIS FILTER CUSTOMER SAMPLING: UPDATE

New 2.6GHz LTE B41


Packaged Filter Measured
S21 (dB)
0
-10
-20
-30
-40
-50
-60
Packaged BAW filter

- ❑ First protos **shipped** to Cust. #1
- ❑ Addt'l samples shipping to Mobile and Infrastructure clients this quarter
- ❑ Low passband loss with excellent out-of-band isolation

3.8GHz Ultra High Band


Filter Measured
S21 (dB)
0
-10
-20
-30
-40
-50
-60
0 1 2 3 4 5 6 7 8 9 10 11 12 13
Frequency (GHz)

- ❑ **Expect proto to Cust. #2 in Q3**
- ❑ Expand designs to cover LTE B42 & B43 and CBRS infrastructure
- ❑ Low passband loss with excellent out-of-band isolation

5.3GHz WiFi


Resonator Measured
Filter Simulated
S21 (dB)
0
-10
-20
-30
-40
-50
-60
1 2 3 4 5 6 7 8 9 10 11 12 13
Frequency (GHz)

- ❑ **Expect to ship 5.3GHz protos in Q3**
- ❑ First commercial available BAW RF filter available to 5GHz WiFi market
- ❑ Supports coexistent 5.2 & 5.7GHz requirements for Tri-band routers

AKOUSTIS TECHNOLOGIES

TARGET MARKETS: MOBILE WIRELESS & WiFi

MOBILE PHONE OEMs

Google, LG, Apple, SAMSUNG, HUAWEI, oppo, vivo

WiFi

CISCO, ARRIS, aruba (a Hewlett Packard Enterprise company), NETGEAR, TP-LINK

Reference Designs

RFFE MODULE MANUFACTURERS

qorvo, QUALCOMM, EPCOS, muRata, RDA, HunterSun 漢天下, SKYWORKS, VANCHIP, SAMSUNG, SAMSUNG ELECTRO-MECHANICS

TRANSCEIVER MANUFACTURERS

MEDIATEK, QUALCOMM, Quantenna Communications, intel, SPREADTRUM, MARVELL

AKOUSTIS BulkONE® BAW RF FILTERS

MANUFACTURING EXPANSION INTO N.Y.

$2.75M Purchase Price - Closed 6/26/17





- Acquired 120,000 Sq. Ft. Wafer Manufacturing Facility, Class 100 Clean Room, 150-mm Wafer Fab Tools, 57-acres of Real Property and Ongoing MEMS Business
- Consolidates Company's Supply Chain into NY Facility and Internalizes Single Crystal BAW RF Filter Production with Shorter Cycle Time and Higher Manufacturing Capacity
- Advances Company Transformation into an Integrated Design Manufacturer (IDM) of Patented, Single Crystal BAW RF Filters; Currently producing 1 GHz to 6 GHz BAW on 150-mm wafers.
- Trusted Foundry Accreditation Supported by N.Y. Sen. Charles E. Schumer (Ongoing Transfer)
- Successfully Transitioned 28 Employees: Current Akoustis Team at 58 Employees

AKOUSTIS VERTICAL CAPABILITIES

Bulk Acoustic Wave (BAW)	RF Filters	●	Module packaging
		●	Circuit design
		●	Process Design Kit (PDK)
	Resonators	●	Device engineering
		●	Modeling
		●	Analytical design
	Wafer Manufacturing	●	Frequency tuning
		●	Back end process
		●	Front side process
	Single Crystal Material Manufacturing	●	Characterization/Modeling
		●	High purity growth
		●	Piezoelectric design

- **Design & Manufacturing** business model for BAW RF filters
- Transitioning existing DoD **Trusted Foundry** accreditation for MEMS


ACCREDITATION OF TRUST
CATEGORY 1A
CNSE's Smart System Technology
& Commercialization Center

- **Consolidating** single crystal materials and wafer **manufacturing** in new NY Facility



AKOUSTIS IP – BARRIERS TO ENTRY



System End user

"MOBILE COMMUNICATION DEVICE CONFIGURED WITH A SINGLE CRYSTAL PIEZO RESONATOR STRUCTURE"



High Selectivity Filters

"SINGLE CRYSTAL ACOUSTIC RESONATOR AND BULK ACOUSTIC WAVE FILTER"

"COMMUNICATION FILTER FOR LTE"



Package Technology

"WAFER SCALE PACKAGING"



Acoustic Devices & Manufacturing

"INTEGRATED CIRCUIT CONFIGURED WITH TWO OR MORE SINGLE CRYSTAL ACOUSTIC RESONATOR DEVICES"

"METHOD OF MANUFACTURE FOR SINGLE CRYSTAL CAPACITOR DIELECTRIC FOR A RESONANCE CIRCUIT"

"METHOD OF MANUFACTURE FOR SINGLE CRYSTAL ACOUSTIC RESONATOR DEVICES USING MICRO-VIAS"


13
Al
7
N

Piezo Materials

"RESONANCE CIRCUIT WITH A SINGLE CRYSTAL CAPACITOR DIELECTRIC MATERIAL"



Platform Substrates

"MEMBRANE SUBSTRATE STRUCTURE FOR SINGLE CRYSTAL ACOUSTIC RESONATOR DEVICE"

IP PORTFOLIO

- Foundational single crystal BAW devices and RF filters
- **14 Patents**(+), 16 Pending PLUS 4 Applications
- Numerous trade secrets
- Key University IP from Cornell and UCSB



(+)-Includes Akoustis issued patents, Cornell patent under license (see PR 9-7-16), and UCSB patents under agreement (see PR 9-22-15)

STOCK - INVESTMENT

$27.5M OF INVESTMENTS AND GRANTS IN USE

Nasdaq	AKTS
Share Price (8/1/17)	$6.69
Market Cap (8/1/17)	$128M
Issued and Outstanding Shares (5/25/17)	19.1M
Insider Ownership	28%
Fiscal Year End	June 30
Legal Counsel	Womble Carlyle Sandridge & Rice LLP
Auditor	Marcum LLP

FINANCING ACTIVITIES

Activity	Latest Transaction	Amount (US$)
Seed	JUN 2014	$0.53M
R&D Grants	JAN 2017	$1.11M
PIPE 1	JUN 2015	$5.70M
PIPE 2	APR 2016	$3.60M
PIPE 3	FEB 2017	$10.61M
PIPE 4	MAY 2017	$5.96M
	TOTAL	$27.51M



SUMMARY



- **Large and growing** high band RF filter market; **fastest growth** segment in RF Front end is acoustic wave filters



- **Rapid development** of patented, single crystal BAW technology for 5G
  - Numerous issued **patents covering from raw materials to BAW RF Filters**
  - First demonstrators: **RF filters** at 2.5GHz and 3.8GHz, **resonators** at 5.8GHz


Risk

- **Internalized Manufacturing** producing Single Crystal BAW RF Filters
  - **BAW manufacturing control**, **IP containment**, **consolidated RF Filter manufacturing** in Akoustis-owned N.Y. Production Facility
  - **Vertically-integrated; Design and Manufacturing** business model



- **Three customers signed**:
  - Leading Chinese front-end module manufacturer – **First RF Filter protos shipped!**
  - Two large, non-Mobile commercial customers **– Opportunities covering 1-6GHz**





CONTACT US

AKOUSTIS TECHNOLOGIES

EXECUTIVE

Jeff Shealy
President & CEO
(704) 274-3599
jshealy@akoustis.com

John Kurtzweil
Chief Financial Officer
(704) 274-3589
jkurtzweil@akoustis.com

PRODUCTS

Dave Aichele
VP of Business Development
(704) 274-3600
daichele@akoustis.com

INVESTORS

Bob Prag
Del Mar Consulting Group
Investor Relations
(858) 794-9500
bprag@delmarconsulting.com

9805-H Northcross Center Court
Huntersville, NC 28078
www.akoustis.com